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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 April 16, 2001
                     --------------------------------------
                Date of Report (Date of earliest event reported)



                                Brooktrout, Inc.
                     ---------------------------------------
               (Exact Name of Registrant as Specified in Charter)



        Massachusetts                  000-20698                 04-2814792
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
      of Incorporation)                                      Identification No.)
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                           250 First Avenue, Suite 300
                                Needham, MA 02494
                     ---------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


         Registrant's telephone number, including area code: (781) 449-4100

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         This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws. Reliance should not be placed on forward-looking statements because they involve known and unknown risks and uncertainties, which may cause the actual results, performance, and achievements of the Registrant to differ materially from the anticipated future results, performance, and achievements that are expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, uncertainties regarding the valuation of the eYak, Inc. stock received in the transaction and the lack of liquidity of the stock, the current telecommunications market slow down and its impact on customers' business and financial strength, the ability to keep pace with the evolution of the telecommunications hardware and software market, the impact of competition, the reliance on a small number of customers, and the impact of changes to regulations affecting the telecommunications or Internet industries. Additional information concerning these and other risk factors is contained in the "Risk
Factors" section of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission on
March 19, 2001. The Registrant disclaims any obligation to update any of the forward-looking statements contained herein to reflect future developments or events.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

         On April 16, 2001, the Registrant, through its indirect wholly owned subsidiary, Brooktrout Business Trust, sold all of the capital stock of its indirect wholly owned Brooktrout Software, Inc. subsidiary ("BSW") to eYak, Inc.
for approximately $5.0 million in cash and 3.4 million shares of preferred stock of eYak, Inc. The sales price was determined by the Registrant and eYak, Inc. in arms-length negotiations. This transaction was structured as a tax-free reorganization. BSW is a global provider of open, standards-based communication software and services.

         The Registrant's Board of Directors adopted a plan of disposition for BSW in February 2001, which resulted in BSW being treated as a discontinued operation for financial reporting purposes. The plan of disposition was reflected in the Registrant's financial statements contained in its Annual
Report on Form 10-K for the year ended December 31, 2000, which financial statements are incorporated by reference as Exhibit 99.1 to this Current Report on Form 8-K.

         In conjunction with the adoption of the plan of disposition for BSW, the Registrant recorded a one-time charge in the fourth quarter of 2000 related to the disposition of BSW. This charge was an estimate of the expected future costs associated with the final disposition of this business. With the sale of BSW now complete, the disposition charge has been finalized, and a net gain from discontinued operations of $1,650,000 has been recorded in the Registrant's financial statements for the first quarter of 2001. An additional gain on the sale of BSW will be recorded in the Registrant's financial statements for the second quarter of 2001.

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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired: not applicable.

         (b)      Pro Forma Financial Information: not applicable.

         (c)      Exhibits:

         2.1 - Agreement and Plan of Merger among eYak, Inc., Sonexis
Technologies, Inc., Brooktrout Software, Inc., Brooktrout Business Trust and
Brooktrout, Inc. Pursuant to Item 601(b)(2) of Regulation S-K, schedules to this
Agreement have been omitted. The Registrant hereby undertakes to furnish supplementally a copy of such schedules to the Commission upon request.

         99.1 - Financial Statements of the Registrant are hereby incorporated by reference from Exhibit 13 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 filed with the Securities and Exchange
Commission on March 19, 2001 (File No. 000-20698).

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BROOKTROUT, INC.



Date:  April 25, 2001                   By:  /s/ Robert C. Leahy
                                            ------------------------------------
                                        Robert C. Leahy
                                        Vice President of Finance and Operations

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                                  EXHIBIT INDEX

Exhibits
--------
2.1      Agreement and Plan of Merger among eYak, Inc., Sonexis Technologies,
         Inc., Brooktrout Software, Inc., Brooktrout Business Trust and
         Brooktrout, Inc. Pursuant to Item 601(b)(2) of Regulation S-K,
         schedules to this Agreement have been omitted. The Registrant hereby undertakes to furnish supplementally a copy of such schedules to the
         Commission upon request.

99.1 Financial Statements of the Registrant are hereby incorporated by reference from Exhibit 13 to the Registrant's Annual Report on Form
         10-K for the fiscal year ended December 31, 2000 filed with the Securities and Exchange Commission on March 19, 2001 (File No.
         000-20698).